Exhibit 13.1
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               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
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      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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         In connection with the Annual Report of China Natural Resources, Inc. (the "Company") on Form 20-F for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ching Lung Po, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ching Lung Po

Ching Lung Po
Chief Executive Officer
June 10, 2005